UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake, Virginia 23320
(Address of principal executive offices) (Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 31, 2018, prior to the start of its conference call, Dollar Tree, Inc. issued a press release and updated its website providing the correct call-in number for its conference call to discuss financial results for the first quarter ended May 5, 2018, as the original call-in number provided by the Company's conference call host provider was incorrect. The information for accessing the recorded version of the call was correct in the original press release and the replay is available until midnight Wednesday, June 6, 2018, and may be accessed by dialing 888-203-1112. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press release dated May 31, 2018 issued by Dollar Tree, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: May 31, 2018	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 99.1 - Press release dated May 31, 2018 issued by Dollar Tree, Inc.